MFA 2024-RPL1 Trust ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by MFA Financial, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

■	“Compliance Review”:	1,168 mortgage loans

■	“Credit and Compliance Review”:	5 mortgage loans

■	“Data Integrity Review”: 1,173	mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 72 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

# of Units	Interest Collection Type	Note Date
Amortization Term	Interest Only	Occupancy
Amortization Type	Interest Only Period	Original CLTV
Appraisal As-Is Value	Interest Only Period Expiration Date	Original Interest Rate
Appraisal Date	Interest Rate Change Frequency	Original Interest Rate Period
Appraised Value	Interest Rate Initial Floor	Original Loan Amount
Balloon Flag	Interest Rate Initial Maximum	Original LTV
Borrower First Name	Interest Rate Initial Minimum	Original P&I
Borrower FTHB	Interest Rate Life Cap	Original Term
Borrower Full Name	Interest Rate Life Floor	Origination Channel
Borrower Last Name	Interest Rate Life Max	Other Financing Senior Total Balance
Borrower SSN	Interest Rate Life Min	PMI Company
City	Interest Rate Periodic Cap	PMI Coverage %
Coborrower First Name	Interest Rate Periodic Floor	PMI MI Certificate Number
Coborrower FTHB	Investor: Qualifying Total Debt Ratio	PMI Payment Plan
Coborrower Full Name	Lien Position	Prepayment Penalty
Coborrower Last Name	Lookback Period	Property Type
Coborrower SSN	LTV Valuation Value	Purpose
Contract Sales Price	Margin	Refi Purpose
Doc Type	Maturity Date	Representative FICO
First Interest Rate Change Date	Maximum Balance %	Rounding Factor
First Payment Change Date	MERS Min Number	State
First Payment Date	Mortgage Type	Street
Index Type	Neg Am	Zip

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, and (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

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Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

(6) Value of collateral securing the assets: review and methodology.

AMC did not complete a value review as part of the Review.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,168 Mortgage Loans)

(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

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iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (5 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

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Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

●	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

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○	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

●	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

COMPLIANCE RESULTS SUMMARY (1,168 mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,168 Mortgage Loans)

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	69	5.91%
B	903	77.31%
C	36	3.08%
D	160	13.70%
Total	1,168	100.00%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (5 Mortgage Loans)

Overall: NRSRO Grade (Fitch)	Loan Count	% of Loans
A	0	0.00%
B	1	20.00%
C	3	60.00%
D	1	20.00%
Total	5	100.00%

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REVIEW EXCEPTION SUMMARY (1,173 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 SAMC (1,168 Mortgage Loans)

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	155
		Incomplete File	5
		Total Compliance Grade (D) Exceptions:	160
	C	State Defect	125
		Missing, Incorrect, or Incomplete HUD-1	4
		Missing Application Date	4
		Missing Required Data (other than HUD-1 or Note)	2
		State HPML	1
		Compliance	1
		FHA MIP	1
		Total Compliance Grade (C) Exceptions:	138
	B	TILA	938
		Missing Application Date	810
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	598
		Missing Non-Required Data	552
		Missing, Incorrect, or Incomplete GFE	473
		RESPA	396
		Missing, Incorrect, or Incomplete Final TIL	381
		LTV Test	336
		Missing Required Data	302
		FACTA	199
		Misc. State Level	152
		State Defect	151
		State Late Charge	46
		Loan Package Documentation	42
		Safe Act	30
		TIL-MDIA	26
		Missing, Incorrect, or Incomplete Initial TIL	25
		Missing Required Data (other than HUD-1 or Note)	21
		Final TIL Estimated	9
		FHA	9
		Missing, Incorrect, or Incomplete Final or Initial 1003	8
		Compliance	6
		Federal HPML	4
		Missing Disclosure	2
		1003	2
		State HPML	2
		TIL	1
		Total Compliance Grade (B) Exceptions:	5,521
Total Compliance Exceptions:			5,819

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (5 Mortgage Loans)

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	B	RESPA	5
		ECOA	3
		TIL-MDIA	2
		FACTA	1
		Missing, Incorrect, or Incomplete GFE	1
		State Defect	1
		Total Compliance Grade (B) Exceptions:	13
Total Compliance Exceptions:			13
Credit	D	Property - Appraisal	1
		Total Credit Grade (D) Exceptions:	1
	C	Loan Package Documentation	4
		Insurance	2
		Total Credit Grade (C) Exceptions:	6
Total Credit Exceptions:			7
Grand Total:			20

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DATA INTEGRITY REVIEW SUMMARY (1,173 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 72 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	60	601	9.98%	1,173
Amortization Term	113	284	39.79%	1,173
Amortization Type	82	186	44.09%	1,173
Appraisal As-Is Value	274	313	87.54%	1,173
Appraisal Date	94	115	81.74%	1,173
Appraised Value	6	30	20.00%	1,173
Balloon Flag	210	451	46.56%	1,173
Borrower First Name	29	186	15.59%	1,173
Borrower FTHB	60	63	95.24%	1,173
Borrower Full Name	35	125	28.00%	1,173
Borrower Last Name	8	186	4.30%	1,173
Borrower SSN	0	1	0.00%	1,173
City	18	1,173	1.53%	1,173
Coborrower First Name	3	36	8.33%	1,173
Coborrower FTHB	14	14	100.00%	1,173
Coborrower Full Name	0	1	0.00%	1,173
Coborrower Last Name	3	36	8.33%	1,173
Coborrower SSN	0	1	0.00%	1,173
Contract Sales Price	78	160	48.75%	1,173
Doc Type	47	120	39.17%	1,173
First Interest Rate Change Date	46	48	95.83%	1,173
First Payment Change Date	137	156	87.82%	1,173
First Payment Date	36	1,171	3.07%	1,173
Index Type	223	243	91.77%	1,173
Interest Collection Type	0	64	0.00%	1,173
Interest Only	6	252	2.38%	1,173
Interest Only Period	17	24	70.83%	1,173
Interest Only Period Expiration Date	1	2	50.00%	1,173
Interest Rate Change Frequency	219	254	86.22%	1,173
Interest Rate Initial Floor	2	2	100.00%	1,173
Interest Rate Initial Maximum	2	2	100.00%	1,173
Interest Rate Initial Minimum	2	2	100.00%	1,173
Interest Rate Life Cap	138	146	94.52%	1,173
Interest Rate Life Floor	265	276	96.01%	1,173
Interest Rate Life Max	188	234	80.34%	1,173
Interest Rate Life Min	127	149	85.23%	1,173
Interest Rate Periodic Cap	82	97	84.54%	1,173
Interest Rate Periodic Floor	2	2	100.00%	1,173
Investor: Qualifying Total Debt Ratio	47	57	82.46%	1,173
Lien Position	2	860	0.23%	1,173
Lookback Period	2	2	100.00%	1,173
LTV Valuation Value	169	562	30.07%	1,173
Margin	326	360	90.56%	1,173
Maturity Date	562	759	74.04%	1,173
Maximum Balance %	142	157	90.45%	1,173
MERS Min Number	68	74	91.89%	1,173
Mortgage Type	62	84	73.81%	1,173
Neg Am	63	135	46.67%	1,173
Note Date	112	1,173	9.55%	1,173
Occupancy	25	762	3.28%	1,173
Original CLTV	30	131	22.90%	1,173
Original Interest Rate	116	564	20.57%	1,173
Original Interest Rate Period	2	2	100.00%	1,173
Original Loan Amount	51	924	5.52%	1,173
Original LTV	104	389	26.74%	1,173
Original P&I	69	361	19.11%	1,173
Original Term	264	640	41.25%	1,173
Origination Channel	16	20	80.00%	1,173
Other Financing Senior Total Balance	58	64	90.63%	1,173
PMI Company	52	133	39.10%	1,173
PMI Coverage %	177	265	66.79%	1,173
PMI MI Certificate Number	55	69	79.71%	1,173
PMI Payment Plan	59	63	93.65%	1,173
Prepayment Penalty	60	64	93.75%	1,173
Property Type	98	821	11.94%	1,173
Purpose	50	812	6.16%	1,173
Refi Purpose	104	414	25.12%	1,173
Representative FICO	120	314	38.22%	1,173
Rounding Factor	34	50	68.00%	1,173
State	0	1,173	0.00%	1,173
Street	40	807	4.96%	1,173
Zip	115	1,173	9.80%	1,173
Total	5,881	21,444	27.42%	1,173

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ADDITIONAL SUMMARY

The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	673	57.37%	$123,894,375.08	46.99%
Adjustable	497	42.37%	$139,531,354.15	52.92%
Unknown	3	0.26%	$261,853.78	0.10%
Total	1,173	100.00%	$263,687,583.01	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,124	95.82%	$261,014,018.23	98.99%
2	45	3.84%	$2,311,711.00	0.88%
Unknown	4	0.34%	$361,853.78	0.14%
Total	1,173	100.00%	$263,687,583.01	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	308	26.26%	$68,378,583.71	25.93%
Cash Out: Home Improvement/Renovation	6	0.51%	$1,391,584.05	0.53%
Cash Out: Other/Multi-purpose/Unknown Purpose	261	22.25%	$67,845,157.89	25.73%
First Time Home Purchase	147	12.53%	$27,810,931.00	10.55%
Other-than-first-time Home Purchase	218	18.58%	$47,665,931.84	18.08%
Rate/Term Refinance - Lender Initiated	1	0.09%	$270,000.00	0.10%
Rate/Term Refinance - Borrower Initiated	165	14.07%	$36,345,859.35	13.78%
Construction to Permanent	4	0.34%	$2,051,300.00	0.78%
Unavailable	63	5.37%	$11,928,235.17	4.52%
Total	1,173	100.00%	$263,687,583.01	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.09%	$101,271.60	0.04%
121-180 Months	79	6.73%	$12,339,695.92	4.68%
181-240 Months	15	1.28%	$2,153,709.59	0.82%
241-360 Months	1,042	88.83%	$241,004,960.85	91.40%
361+ Months	32	2.73%	$7,770,210.40	2.95%
Unknown	4	0.34%	$317,734.65	0.12%
Total	1,173	100.00%	$263,687,583.01	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	591	50.38%	$141,149,869.95	53.53%
Condo, Low Rise	33	2.81%	$7,416,815.99	2.81%
Condo, High Rise	3	0.26%	$1,719,200.00	0.65%
PUD	93	7.93%	$24,646,215.79	9.35%
Townhouse	4	0.34%	$760,500.00	0.29%
Single-wide Manufactured Housing	8	0.68%	$725,000.00	0.27%
1 Family Attached	11	0.94%	$2,842,343.80	1.08%
2 Family	35	2.98%	$10,464,562.12	3.97%
3 Family	5	0.43%	$2,149,250.00	0.82%
4 Family	4	0.34%	$1,030,000.00	0.39%
Unavailable	386	32.91%	$70,783,825.36	26.84%
Total	1,173	100.00%	$263,687,583.01	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,035	88.24%	$236,897,985.83	89.84%
Investment	31	2.64%	$5,640,018.00	2.14%
Second Home	10	0.85%	$3,946,550.00	1.50%
Unknown	97	8.27%	$17,203,029.18	6.52%
Total	1,173	100.00%	$263,687,583.01	100.00%

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